EXHIBIT 99.3

To Form 8-K dated April 26, 2012

Seacoast Banking Corporation of Florida

First Quarter 2012

Cautionary Notice Regarding Forward-Looking Statements

This information contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2010 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Highlights

•	First quarter net income of $938,000 improved when compared to the prior year
•	Solid capital position with estimated tangible common equity (TCE) ratio of 7.5% when DTA valuation allowance of $44.5 million is recaptured.
•	Other real estate owned declined by 25.9% from the prior quarter
•	Nonperforming assets fell to 2.6% of total assets compared to 4.3% last year
•	Organic growth in new households achieved higher levels resulting in 3,065 new household relationships during the first quarter
•	Liquidity remains strong with low cost core funding from deposits and sweep repos
•	Noninterest bearing demand deposit organic growth linked quarter was $66.2 million or 20.2%
•	Commercial loans closed totaled $13.5 million and the active pipeline grew to $98.0 million
•	Recurring expenses remain well managed
•	Operating trends continue to be encouraging and we remain acutely focused on executing client satisfaction and retention initiatives to drive steadily improving results

Capital Ratios

	1Q-2012 Estimate	4Q-2011 Actual	3Q-2011 Actual	2Q-2011 Actual

Tier 1 Capital Ratio	17.36%	17.51%	17.42%	17.65%
Total Risk Based Capital Ratio	18.62%	18.77%	18.68%	18.92%
YTD Average Equity to YTD Average Assets	7.85%	8.01%	8.06%	8.06%
Tangible Equity to Tangible Assets	7.79%	7.86%	8.22%	8.10%
Tangible Common Equity to Tangible Assets	5.58%	5.63%	5.91%	5.84%
Tangible Common Equity to Risk Weighted Assets	9.90%	9.81%	9.97%	10.09%

Credit Analysis

	($ in thousands)
	1Q-2012	4Q-2011	3Q-2011	2Q-2011	1Q-2011

Net charge-offs	$3,415	$3,268	$2,830	$4,024	$4,031
Net charge-offs to average loans	1.13%	1.07%	0.94%	1.32%	1.32%

Loan loss provision	$2,305	$432	—	$902	$640
Allowance to loans at end of period	2.01%	2.12%	2.35%	2.63%	2.80%
Coverage ratio – NPLs	58.62%	89.62%	87.05%	67.65%	51.87%

Noninterest Expenses

Controllable Expenses Well Managed with Increased

Investments in Growth

	($ in thousands)
	1Q–2012	4Q–2011	1Q–2011	1Q 2012 vs 4Q 2011	1Q 2012 vs 1Q 2011

Noninterest expenses	$21,710	$19,960	$19,667	8.8%	10.4%

Loss on mortgage buy-backs	—	283	-
Severence	—	412	—
TARP Legal and Professional Expenses	235	—	—
Strategic plan & credit related professional fees	—	—	247
OREO and REPO expenses (1)	843	608	1,397
Net loss on OREO and repossessed assets	1,959	1,254	449
Nonrecurring expenses	$3,037	$2,557	$2,093	18.8%	45.1%
Expenses Associated with Revenue Growth (2)	1,332	1,113	945	19.7%	41.0%
Core operating expenses	$17,341	$16,290	$16,629	6.5%	4.3%

(1)	Does not include personnel expense related to credit administration or default management costs

(2)	Expenses associated with revenue growth

	1Q–2012	4Q–2011	1Q–2011
Salaries and Benefits for new CRMs	$358	$270	$236
Incentives and Commissions	974	843	709
	$1,332	$1,113	$945

Core Ending Deposit Growth

Favorable Mix Shift

	($ in thousands)
	1Q-2012	Mix	4Q-2011	Mix	1Q-2011	Mix

Demand deposits (noninterest bearing)	$394,532	22.7%	$328,356	19.1%	$324,879	19.3%
Savings deposits	915,189	52.7%	922,361	53.7%	828,130	49.1%
Total Demand and Savings	$1,309,721	75.4%	$1,250,717	72.8%	$1,153,009	68.4%

Other time certificates	231,060	13.3%	244,886	14.2%	278,437	16.5%
Brokered time certificates	7,113	0.4%	4,558	0.3%	7,371	0.4%
Time certificates of $100,000 or more	189,565	10.9%	218,580	12.7%	247,393	14.7%
Total Time Deposits	$427,738	24.6%	$468,024	27.2%	$533,201	31.6%

Total Deposits	$1,737,459		$1,718,741		$1,686,210

Core Ending Deposit Growth

	($ in thousands)
	1Q-2012	4Q-2011	1Q-2011	Year Over Year

Demand deposits (noninterest bearing)	$394,532	$328,356	$324,879	21.4%
Savings deposits	915,189	922,361	828,130	10.5%
Total Demand and Savings	$1,309,721	$1,250,717	$1,153,009	13.6%

Other time certificates	231,060	244,886	278,437	-17.0%
Brokered time certificates	7,113	4,558	7,371	-3.5%
Time certificates of $100,000 or more	189,565	218,580	247,393	-23.4%
Total Time Deposits	$427,738	$468,024	$533,201	-19.8%

Total Deposits	$1,737,459	$1,718,741	$1,686,210	3.0%

Net Interest Margin

	1Q-11	2Q-11	3Q-11	4Q-11	1Q-12
Net Interest Margin	3.48%	3.36%	3.44%	3.42%	3.33%

•	Focus on deposit pricing and favorable deposit trends benefited the margin

Noninterest Income (excluding securities gains)

$ in thousands	Q-1-2012	Q-4-2011	Q-3-2011	Q-2-2011	Q-1-2011
Total Noninterest Income (excluding securities gains)	$4,937	$4,883	$4,706	$4,547	$4,209

Highlights include:
Service Charges	$1,461	$1,599	$1,675	$1,546	$1,442
Trust Income	573	530	541	517	523
Mortgage Banking	623	680	556	509	395
Brokerage	234	258	321	223	320
Marine	330	333	229	349	298
Interchange Income	1,071	953	969	995	891

Service Area